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Exhibit 10.16

                   Amendment to Change in Control Agreement
                   ----------------------------------------

     AGREEMENT dated as of June 21, 2001 by and between Alltrista Corporation (the "Company") and _______________ (the "Executive").

     WHEREAS, the Company and the Executive had entered into that certain letter agreement dated as of ____________ (the "Prior agreement");

     WHEREAS, the Company and the Executive desire to amend the Prior Agreement.

     NOW, THEREFORE, the Company and the Executive hereby agree as follows:

     Section 2(ii) of the Prior Agreement is amended by deleting the parenthetical phase therein and substituting therefore the following:

     "(other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, including but not limited too Messrs. Martin E. Franklin and Ian G.H Ashken)."

     IN WITNESS WHEREOF, the Company and the Executive have caused this Agreement to be executed this ___ day of _______ 2001.

                                ALLTRISTA CORPORATION


                                ____________________
                                Thomas B. Clark
                                Chairman, President & Chief Executive
                                Officer


                                ____________________
                                (Executive)